Exhibit 10.1
INVESTMENT MANAGEMENT TRUST AGREEMENT
     This Agreement is made effective as of November 17, 2010 by and between JWC Acquisition Corp., a Delaware corporation (the “Company”), JWC Acquisition Security Corporation, a Massachusetts corporation (the “Subsidiary”), and Continental Stock Transfer & Trust Company (the “Trustee”).
     WHEREAS, the Company’s registration statement on Form S-1, No. 333-168798 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), which consist of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase the Company’s Common Stock (the “Warrants”), (such initial public offering hereinafter referred to as the “Offering”) has been declared effective as of the date hereof (the “Effective Date”) by the Securities and Exchange Commission; and
     WHEREAS, the Company has entered into an Underwriting Agreement with Citigroup Global Markets Inc. as representative of the several underwriters (the “Underwriters”) named therein (the “Underwriting Agreement”); and
     WHEREAS, the Subsidiary is a wholly-owned subsidiary of the Company and is qualified as a security corporation under Massachusetts General Laws Ch. 63, sec 38B; and
     WHEREAS, as described in the Registration Statement, $124,950,000 of the gross proceeds of the Offering and sale of the Sponsor Warrants (as defined in the Underwriting Agreement) (or $143,325,000 if the Underwriters’ over-allotment option is exercised in full) will be assigned by the Company to the Subsidiary and delivered to the Trustee to be deposited and held in a segregated trust account (the “Trust Account”) for the benefit of the Subsidiary, the Company and the holders of the Company’s Common Stock included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee will be referred to hereinafter as the “Property,” the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Stockholders,” and the Public Stockholders, the Company and the Subsidiary will be referred to together as the “Beneficiaries”); and
     WHEREAS, the Company, the Subsidiary and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.
     NOW THEREFORE, IT IS AGREED:
1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:
     (a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account at JP Morgan Chase, N.A. and at a brokerage institution selected by the Trustee that is satisfactory to the Subsidiary;
     (b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;
     (c) In a timely manner, upon the written instruction of the Subsidiary invest and reinvest the Property in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 180 days or less, or in money market funds meeting the conditions of paragraphs (c)(2), (c)(3), (c)(4) and (c)(5) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, as determined by the Subsidiary; it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting Subsidiary instructions hereunder;
     (d) Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;
     (e) Promptly notify the Company, the Subsidiary and Citigroup Global Markets Inc. of all communications received by the Trustee with respect to any Property requiring action by the Subsidiary;

     (f) Supply any necessary information or documents as may be requested by the Subsidiary (or its authorized agents) in connection with the Subsidiary’s preparation of the tax returns relating to assets held in the Trust Account;
     (g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Subsidiary to do so;
     (h) Render to the Company and the Subsidiary monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;
     (i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Subsidiary by its Chief Executive Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Subsidiary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein or (y) August 23, 2012, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by August 23, 2012, the Trustee shall keep the Trust Account open until the earliest to occur of (i) twelve (12) months following the date the Property has been distributed to the Public Stockholders; (ii) the Trustee’s receipt of a letter in a form substantially similar to Exhibit D hereto and the completion by the Trustee of the distribution of the amounts specified therein; and (iii) the Trustee’s receipt of a written notice from the Subsidiary’s independent registered public accountants stating that the Subsidiary will not be receiving any tax refund on its income tax payments;
     (j) Upon written request from the Subsidiary, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company or Subsidiary the amount requested by the Subsidiary to cover any income or franchise tax obligation owed by the Company or the Subsidiary as a result of assets of the Company or the Subsidiary or interest or other income earned on the Property, which amount shall be delivered directly to the Company or the Subsidiary by electronic funds transfer or other method of prompt payment, and the Company or the Subsidiary shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Subsidiary in writing to make such distribution; provided, further, that if the tax to be paid is a franchise tax, the written request by the Subsidiary to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Delaware for the Company or the Commonwealth of Massachusetts for the Subsidiary and a written statement from the principal financial officer of the Subsidiary setting forth the actual amount payable. The written request of the Subsidiary referenced above shall constitute presumptive evidence that the Company or the Subsidiary is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;
     (k) Upon written request from the Subsidiary given after distribution of the Property to the Public Stockholders, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Tax Refund Instruction”), distribute to the Public Stockholders, less amounts to be disbursed to the Company or the Subsidiary to cover accrued expenses as set forth in the Tax Refund Instruction, amounts deposited by the Subsidiary into the Trust Account that the Subsidiary has represented to be tax refund(s) of the Company’s or the Subsidiary’s income tax payments;
     (l) Upon written request from the Subsidiary, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit E (an “Interest Withdrawal Instruction”), distribute to the Company the amount requested by the Subsidiary to be used for working capital requirements; provided, however, that the aggregate amount of all such distributions pursuant to this Section 1(l) shall not exceed $1,250,000 in interest income (net of franchise and income taxes payable), in the event the underwriters’ over-allotment option in the Offering is not exercised in full, or $1,437,500 in interest income (net of franchise and income taxes payable), if the underwriters’ over-allotment option in the Offering is exercised in full (or, if the over-allotment option is not exercised in full, but is exercised in part, the amount in interest income (net of franchise and income taxes payable) to be released shall be increased proportionally in relation to the proportion of the over-allotment option which was exercised);
     (m) Upon written request from the Subsidiary, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit F (a “Permitted Purchase of Shares Withdrawal Instruction”), the Trustee shall distribute to the Company the amount requested by the Subsidiary to be used to purchase up to 1,875,000 shares of the Common Stock, in the event the underwriters’ over-allotment option in the Offering is not exercised in full or up to 2,156,250 shares of the Common Stock in the event the underwriters’ over-allotment option in the Offering is exercised in full, not to exceed the per share amount then held in the Trust Account (or, if the over-allotment option is not exercised in full, but is exercised in part, the number of shares that may be purchased shall be increased proportionally in relation to the proportion of the over-allotment option which was exercised) (such purchase hereinafter referred to as the “Permitted Purchases”); provided, however, that to the extent there is not sufficient cash in the Trust Account to make such distribution the Trustee shall liquidate such assets held in the Trust Account, as shall be designated by the Subsidiary in writing to make such distribution; and
     (l) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j), (k), (l) or (m) above.
2. Agreements and Covenants of the Company and the Subsidiary. Each of the Company and the Subsidiary hereby agrees and covenants to:
     (a) Give all instructions to the Trustee hereunder in writing, signed by the Subsidiary’s Chairman of the Board, President, Chief Executive Officer or Chief Financial Officer. In addition, except with respect to its duties under Sections 1(i) through 1(m) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Subsidiary shall promptly confirm such instructions in writing;
     (b) Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company and the Subsidiary in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Subsidiary with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Subsidiary, which such consent shall not be unreasonably withheld. The Subsidiary may participate in such action with its own counsel;
     (c) Pay the Trustee the fees set forth on Schedule A hereto, including an initial acceptance fee, an annual fee and a transaction processing fee for each disbursement made pursuant to Sections 1(j), 1(l) and 1(m), and the usual and customary service fees of the Trustee as paying agent (“Paying Agent”) pursuant to Section 1(k) hereof, which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company or the Subsidiary pursuant to Sections 1(j) through 1(m) hereof. The Subsidiary shall pay the Trustee the initial acceptance fee and the first annual fee at the consummation of the Offering and thereafter on the anniversary of the Effective Date. The Trustee shall refund to the Subsidiary the annual fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Account. Neither the Company nor the Subsidiary shall be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c) and as may be provided in Section 2(b) hereof;
     (d) In connection with any vote of the Public Stockholders regarding a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the stockholder meeting verifying the vote of the Public Stockholders regarding such Business Combination;
     (e) Provide Citigroup Global Markets Inc. with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;
     (f) In the event the Company or the Subsidiary is entitled to receive a tax refund on its income tax obligation, and promptly after the amount of such refund is determined on a final basis, provide the Trustee with notice in writing (with a copy to Citigroup Global Markets Inc.) of the amount of such income tax refund; and
     (g) Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement.
3. Limitations of Liability. The Trustee shall have no responsibility or liability to:
     (a) Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;
     (b) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Subsidiary given as provided herein to do so and the Subsidiary shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;
     (c) Refund any depreciation in principal of any Property;
     (d) Assume that the authority of any person designated by the Subsidiary to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Subsidiary shall have delivered a written revocation of such authority to the Trustee;
     (e) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be Subsidiary’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

     (f) Verify the accuracy of the information contained in the Registration Statement;
     (g) Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;
     (h) File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Subsidiary documenting the taxes payable by the Subsidiary, if any, relating to any interest income earned on the Property;
     (i) Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Subsidiary, including, but not limited to, income tax obligations, except pursuant to Section 1(j) hereof; or
     (j) Verify calculations, qualify or otherwise approve the Subsidiary’s written requests for distributions pursuant to Sections 1(j) through 1(m) hereof.
4. Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have in the future. In the event the Trustee has any Claim against the Company or the Subsidiary under this Agreement, including, without limitation, under Section 2(b) hereof, the Trustee shall pursue such Claim solely against the Company or the Subsidiary and not against the Property or any monies in the Trust Account.
5. Termination. This Agreement shall terminate as follows:
     (a) If the Trustee gives written notice to the Company and the Subsidiary that it desires to resign under this Agreement, the Company and the Subsidiary shall use their reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company and the Subsidiary notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company and the Subsidiary do not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or
     (b) At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof (which section may not be amended under any circumstances) and distributed the Property in accordance with the provisions of the Termination Letter, thereafter this Agreement shall terminate except with respect to Section 2(b).
6. Miscellaneous.
     (a) The Subsidiary and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Subsidiary and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Subsidiary, including, account names, account numbers, and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.
     (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
     (c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Section 1(i) hereof (which section may not be amended under any circumstances), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.
     (d) This Agreement or any provision hereof may only be changed, amended or modified pursuant to Section 6(c) hereof with the Consent of the Public Stockholders; provided, however, that no such change, amendment or modification may be made to Section 1(i) hereof (which section may not be amended under any circumstances), it being the specific intention of the parties hereto that each Public Stockholder is, and shall be, a third party beneficiary of this Section 6(d) with the same right and power to enforce this Section 6(d) as the other parties hereto. For purposes of this Section 6(d), the “Consent of the Public Stockholders” means receipt by the Trustee of a certificate from the inspector of elections of the stockholder meeting certifying that either (i) the Public Stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (“DGCL”) who hold sixty-five percent (65%) or more of all then outstanding shares of the Common Stock, have voted in favor of such change, amendment or modification, or (ii) the Public Stockholders of record as of the record date who hold sixty-five percent (65%) or more of all then outstanding shares of the Common Stock, have delivered to such entity a signed writing approving such change, amendment or modification. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee may rely conclusively on the certification from the inspector or elections referenced above and shall be relieved of all liability to any party for executing the proposes amendment in reliance thereon.
     (e) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
     (f) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:
     if to the Trustee, to:
Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson or Frank DiPaolo
Fax No.: (212) 509-5150
     if to the Company, to:
JWC Acquisition Corp.
111 Huntington Avenue, Suite 2900
Boston, Massachusetts 02199
Attn: Adam L. Suttin
Fax No.: (617) 753-1101

     if to the Subsidiary, to:
JWC Acquisition Security Corporation
111 Huntington Avenue, Suite 2900
Boston, Massachusetts 02199
Attn: Adam L. Suttin
Fax No.: (617) 753-1101
     in each case, with copies to:
McDermott Will & Emery LLP
227 West Monroe Street
Chicago, Illinois 60606-5096
Attn: Bernard S. Kramer
Fax No.: (312) 277-7629
     and
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attn: General Counsel
Fax No.: (212) 816-7912
     and
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, New York 10036
Attn: Bruce S. Mendelsohn, Esq.
Fax No.: (212) 872-1002
     (g) Each of the Company, the Subsidiary and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.
     (h) Each of the Subsidiary and the Trustee hereby acknowledge and agree that Citigroup Global Markets Inc., on behalf of the Underwriters, is a third party beneficiary of this Agreement.
     (i) The Company agrees to cause the Subsidiary to take all actions required of the Subsidiary pursuant to this Agreement and shall ensure that the Subsidiary remains at all times during the term of this Agreement a wholly-owned subsidiary of the Company.
     (j) Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity, provided that if the Subsidiary distributes its rights in and to the Property to the Company, the Subsidiary may assign its rights and delegate its obligations hereunder to the Company in connection therewith.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee
By:	/s/ Frank A. DiPaolo
	Name:	Frank A. DiPaolo
	Title:	CFO

JWC Acquisition Corp.
By:	/s/ Adam L. Suttin
	Name:	Adam L. Suttin
	Title:	President

JWC Acquisition Security Corporation
By:	/s/ Adam L. Suttin
	Name:	Adam L. Suttin
	Title:	President

SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial acceptance fee.	Initial closing of Offering by wire transfer.	$1,000

Annual fee.	First year, initial closing of Offering by wire transfer; thereafter on the anniversary of the effective date of the Offering by wire transfer or check.	$5,000

Transaction processing fee for disbursements to Company under Sections 1(j), 1(l) and 1(m).	Deduction by Trustee from accumulated income following disbursement made to Company or the Subsidiary under Section 2.	$250

Paying Agent services for distributions made to shareholders pursuant to Section 1(k).	Liquidation of the Trust Account pursuant to Section 1(i) and distribution of income tax refunds, as directed by the Subsidiary pursuant Section 1(k) and letter instruction in the form of Exhibit D.	Usual and customary service fees from time to time applicable to Paying Agent services of Trustee.

EXHIBIT A
[Letterhead of Subsidiary]
[Insert date]
Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson, Chairman

Re:	Trust Account No. Termination Letter
Gentlemen:
     Pursuant to Section 1(i) of the Investment Management Trust Agreement between JWC Acquisition Corp. (“Company”), JWC Acquisition Security Corporation (“Subsidiary”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of November 17, 2010 (“Trust Agreement”), this is to advise you that the Company has entered into an agreement with ___________ (“Target Business”) to consummate a business combination with Target Business (“Business Combination”) on or about [insert date]. The Subsidiary shall notify you at least forty-eight (48) hours in advance of the actual date of the consummation of the Business Combination (“Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
     In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account on [insert date], and to transfer the proceeds into the trust checking account at JP Morgan Chase, N.A. to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Subsidiary shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust checking account at JP Morgan Chase, N.A. awaiting distribution, the Subsidiary will not earn any interest or dividends.
     On the Consummation Date (i) counsel for the Subsidiary shall deliver to you written notification that the Business Combination is in the process of being consummated (the “Notification”) and (ii) the Subsidiary shall deliver to you a written instruction signed by the Subsidiary and Citigroup Global Markets Inc. with respect to the transfer of the funds held in the Trust Account, (“Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Subsidiary in writing of the same and the Subsidiary shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.
     In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice as soon thereafter as possible.

Very truly yours, JWC Acquisition Security Corporation
By:
Name:
Title:

cc:       Citigroup Global Markets Inc.

EXHIBIT B
[Letterhead of Subsidiary]
[Insert date]
Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson, Chairman

Re:	Trust Account No. Termination Letter
Gentlemen:
     Pursuant to Section 1(i) of the Investment Management Trust Agreement between JWC Acquisition Corp. (“Company”), JWC Acquisition Security Corporation and Continental Stock Transfer & Trust Company (“Trustee”), dated as of November 17, 2010 (“Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (“Business Combination”) within the time frame specified in the Company’s Certificate of Incorporation, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
     In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account on ____________ 20___ and to transfer the total proceeds into the trust checking account at JP Morgan Chase, N.A. to await distribution to the Public Stockholders. The Company has selected August 23, 2012 as the record date for the purpose of determining the Public Stockholders entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(k) of the Trust Agreement.

Very truly yours, JWC Acquisition Security Corporation
By:
Name:
Title:

cc:       Citigroup Global Markets Inc.

EXHIBIT C
[Letterhead of Subsidiary]
[Insert date]
Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson, Chairman

Re:	Trust Account No. Tax Payment Withdrawal Instruction
Gentlemen:
     Pursuant to Section 1(j) of the Investment Management Trust Agreement between JWC Acquisition Corp. (“Company”), JWC Acquisition Security Corporation (“Subsidiary”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of November 17, 2010 (“Trust Agreement”), the Company hereby requests that you deliver to the Company [or to the Subsidiary] $                      of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
     The Company [or the Subsidiary] needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s [or the Subsidiary’s] operating account at:
[WIRE INSTRUCTION INFORMATION]

Very truly yours, JWC Acquisition Security Corporation
By:
Name:
Title:

cc:       Citigroup Global Markets Inc.

EXHIBIT D
[Letterhead of Subsidiary]
[Insert date]
Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson, Chairman

Re:	Trust Account No. Tax Refund Instruction
Gentlemen:
     Pursuant to Section 1(k) of the Investment Management Trust Agreement between JWC Acquisition Corp. (“Company”), JWC Acquisition Security Corporation (“Subsidiary”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of November 17, 2010 (“Trust Agreement”), this is to advise you that the Company [or the Subsidiary] will be receiving a refund in the amount of $                     representing a portion of the taxes it paid to satisfy its income tax obligation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
     In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the proceeds of such tax refund into the Trust Account, and to transfer the total proceeds to the trust checking account at JP Morgan Chase, N.A. for immediate distribution, less amounts for accrued expenses of the Company as set forth below, to the Company’s Public Stockholders of record as of the date on which the Company redeemed the shares of common stock sold in the Offering; provided, that $                      shall instead be disbursed to the Company or the Subsidiary to cover accrued expenses. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Public Stockholders in accordance with the terms of the Trust Agreement and the Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated:
[WIRE INSTRUCTION INFORMATION]

Very truly yours, JWC Acquisition Security Corporation
By:
Name:
Title:

cc:       Citigroup Global Markets Inc.

EXHIBIT E
[Letterhead of Subsidiary]
[Insert date]
Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson, Chairman

Re:	Trust Account No. Interest Withdrawal Instruction
Gentlemen:
     Pursuant to Section 1(l) of the Investment Management Trust Agreement between JWC Acquisition Corp. (“Company”), JWC Acquisition Security Corporation (“Subsidiary”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of November 17, 2010 (“Trust Agreement”), this is to advise you that the Subsidiary hereby requests that you deliver to the Company or the Subsidiary $                      of the interest, net of franchise and income taxes payable, earned on the Property as of the date hereof, which does not exceed, in the aggregate with all such prior disbursements pursuant to Section 1(l), if any, the maximum amount set forth in Section 1(l).
     The Company needs such funds to cover working capital requirements. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:
[WIRE INSTRUCTION INFORMATION]

Very truly yours, JWC Acquisition Security Corporation
By:
Name:
Title:

cc:       Citigroup Global Markets Inc.

EXHIBIT F
[Letterhead of Subsidiary]
[Insert date]
Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson, Chairman

Re:	Trust Account No. Permitted Purchase of Shares Withdrawal Instruction
Gentlemen:
     Pursuant to Section 1(m) of the Investment Management Trust Agreement between JWC Acquisition Corp. (“Company”), JWC Acquisition Security Corporation (“Subsidiary”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of November 17, 2010 (“Trust Agreement”), this is to advise you that the Subsidiary hereby requests that you deliver to the Company $                      to fund the Permitted Purchases (as defined in the Trust Agreement).
     In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:
[WIRE INSTRUCTION INFORMATION]

Very truly yours, JWC Acquisition Security Corporation
By:
Name:
Title:

cc:       Citigroup Global Markets Inc.